MIM CORPORATION
                            1996 STOCK INCENTIVE PLAN

                             As Amended and Restated
                           Effective December 1, 1998

                               SECTION 1 - Purpose

     This MIM CORPORATION 1996 STOCK INCENTIVE PLAN (the "Plan") is intended to provide a means whereby MIM Corporation, a Delaware corporation (the "Company"), and any Subsidiary or other Affiliate of the Company (as hereinafter defined) may, through the grant of Incentive Stock Options and Non-Qualified Stock Options (collectively "Options"), Performance Shares (as defined in Section 6(c)) and Performance Units (as defined in Section 6(d)) to Employees (as defined in Section 3), attract and retain such Employees and motivate them to exercise their best efforts on behalf of the Company and of any Subsidiary or other Affiliate.

     As used in the Plan, the following terms shall have the following meanings:

     "Affiliate" means any corporation, limited liability company, partnership or other entity, including Subsidiaries, which is controlled by or under common control with the Company.

     "Agreement" means the written agreement between the Company and an Awardee; as contemplated by Section 6(d).

     "Award" means an Option, Performance Shares or Performance Units.

     "Awardee" means an Employee to whom an Award has been granted under the Plan.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Effective Date" means March 1, 1999.

     "Incentive Stock Options" ("ISOs") means options to acquire Common Shares (as defined in Section 4) granted under the Plan which qualify as incentive stock options within the meaning of section 422 of the Code at the time they are granted and which are either designated as ISOs in the Agreements covering such options or which are designated as ISOs by the Committee (as defined in Section 2 hereof) at the time of grant.

     "Non-Qualified Stock Options" ("NQSOs") means all options to acquire Common Shares granted under the Plan other than ISOs.

     "Stock Award" means an Award which is an Option or Performance Shares.



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     "Subsidiary" means any corporation (whether or not in existence at the time the Plan is adopted) which, at the time an Option is granted, is a subsidiary of the Company under the definition of "subsidiary corporation" contained in section 424(f) of the Code or any similar provision hereafter enacted.


                           SECTION 2 - Administration

     The Plan shall be administered by the Company's Compensation Committee (the "Committee"), which shall consist of not less than two (2) non-employee directors (within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor thereto) who are also outside directors (within the meaning of Treas. Reg. ss. 1.162-27(e)(3), or any successor thereto) of the Company who shall be appointed by, and shall serve at the pleasure of, the Company's Board of Directors (the "Board"). Each member of such Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company.

     The Committee shall have full and final authority in its absolute discretion, subject to the terms of the Plan, to select the Awardees to be granted Awards under the Plan, to grant Awards on behalf of the Company, and to set the date of grant and the other terms of such Awards. The Committee may correct any defect, supply any omission and reconcile any inconsistency in the Plan and in any Award granted hereunder in the manner and to the extent it shall deem desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, Awards and Agreements (including, without limitation, determinations with respect to the establishment and satisfaction of performance objectives under Section 6), as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its shareholders and all officers and employees and former officers and employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them. Notwithstanding the preceding, the Committee shall not have the power or authority under this Plan to take any action with respect to an Award granted pursuant to this Plan which is intended to qualify as "performance-based compensation" within the meaning of section 162(m) of the Code if the taking of such action would cause such Award to cease to so qualify.

     No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder.


                             SECTION 3 - Eligibility

      The class of persons who shall be eligible to receive Awards under the Plan shall be the employees (including any directors and officers who also are employees) of the Company and/or of a Subsidiary or other Affiliate ("Employees") who the Committee believes have the capacity to



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contribute to the success of the Company and/or a Subsidiary or other Affiliate, provided that ISOs shall be granted only to Employees of the Company or of a Subsidiary. More than one Award may be granted to an Employee under the Plan.


                                SECTION 4 - Stock

     The number of shares of the Company's $.0001 par value per share Common Stock ("Common Shares") that may be subject to Stock Awards under the Plan from and after the Effective Date (i.e., excluding Options previously granted under the Plan and exercised as of the Effective Date, but including Options previously granted and not exercised as of the Effective Date, Common Shares available for Awards under the Plan immediately prior to the Effective Date, and an increase in the number of Common Shares so available as provided herein) shall be 2,375,000 shares, subject to adjustment as hereinafter provided. Such number shall be increased, to the extent authorized by the Board, by the number (not to exceed _______) of Common Shares repurchased by the Company from time to time in the open market or in private transactions after the Effective Date and by the number of Common Shares delivered to or withheld by the Company in payment of the exercise price of any Option granted under the Plan or in satisfaction of an Awardee's tax obligations in respect of an Award granted under the Plan. Notwithstanding the preceding, (i) no Awardee shall receive Stock Awards in any one fiscal year of the Company (regardless of when Common Shares are deliverable in respect of such Stock Awards) for more than 1,500,000 Common Shares, (ii) not more than __________ Common Shares may be subject to Awards in the form of ISOs and (iii) not more than 750,000 Common Shares may be subject to Awards in the form of Performance Shares. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, as the Company may determine from time to time.

     Any Common Shares subject to a Stock Award which expires or otherwise terminates for any reason whatever (including, without limitation, the surrender thereof by the Awardee) without having been exercised shall continue to be available for the granting of Stock Awards under the Plan; provided, however, that (a) if a Stock Award is canceled, the Common Shares covered by the canceled Stock Award shall be counted against the maximum number of shares specified in
Section 4 for which Stock Awards may be granted to a single Awardee, and (b) if the exercise price of a Stock Award is reduced after the date of grant, the transaction shall be treated as a cancellation of the original Stock Award and the grant of a new Stock Award for purposes of counting the maximum number of shares for which Stock Awards may be granted to a single Awardee.


                          SECTION 5 - Annual ISO Limit

     (a) ISOs. The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Common Shares with respect to which ISOs become exercisable for the first time by an Awardee during any calendar year (under this Plan and any other ISO plan of the Company or any


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

parent corporation (within the meaning of section 424(e) of the Code ("Parent")) or Subsidiary) shall not exceed $100,000. The term "Fair Market Value" shall mean the value of the Common Shares arrived at by a good faith determination of the Committee and shall be:

          (1) the mean between the highest and lowest quoted selling price, if there is a market for the Common Shares on a registered securities exchange or in an over the counter market, on the date specified;

          (2) the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the specified date, if there are no such sales on the specified date but there are such sales on dates within a reasonable period both before and after the specified date;

          (3) the mean between the bid and asked prices, as reported by the National Quotation Bureau on the specified date, if actual sales are not available during a reasonable period beginning before and ending after the specified date; or

          (4) such other method of determining Fair Market Value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Committee.

     Where the Fair Market Value of Common Shares is determined under (2) above, the average of the means between the highest and lowest sales on the nearest date before and the nearest date after the specified date shall be weighted inversely by the respective numbers of trading days between the dates of reported sales and the specified date (i.e., the valuation date), in accordance with Treas. Reg. ss. 20.2031-2(b)(1), or any successor thereto.

     (b) Options Over Annual Limit. If an Option intended as an ISO is granted to an Awardee and such Option may not be treated in whole or in part as an ISO pursuant to the limitation in (a) above, such Option shall be treated as an ISO to the extent it may be so treated under such limitation and as a NQSO as to the remainder. For purposes of determining whether an ISO would cause such limitation to be exceeded, ISOs shall be taken into account in the order granted.

     (c) NQSOs. The annual limit set forth above for ISOs shall not apply to NQSOs.


                               SECTION 6 - Awards

     (a) Granting of Awards. From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Awardees under the Plan such Awards as it determines are warranted, subject to the limitations of the Plan; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem. The granting of an


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

Award under the Plan shall not be deemed either to entitle the Awardee receiving the Award to, or to disqualify the Awardee from, any participation in any other grant of Awards under the Plan. In making any determination as to whether an Awardee shall be granted an Award and as to the number of shares to be covered by such Award, in the case of a Stock Award, or as to the amount payable pursuant to such Award in the case of Performance Units, the Committee shall take into account the duties of the Awardee, the Committee's views as to his or her present and potential contributions to the success of the Company or a Subsidiary or other Affiliate, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may determine that the applicable Agreement shall provide that said Award may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

     (b) Terms and Conditions of Options. Options granted pursuant to the Plan shall expressly specify whether they are ISOs or NQSOs; however, if the Option is not designated in the Agreement as an ISO or NQSO, the Option shall constitute an ISO if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute an NQSO. In addition, the Options granted pursuant to the Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan as the Committee shall deem desirable, and for ISOs granted under this Plan, the provisions of section 422(b) of the Code:

          (1) Number of Shares. A statement of the number of Common Shares to which the Option pertains (or, except in the case of an ISO, of a formula or other method by which such number shall be then or thereafter objectively determinable).

          (2) Price. A statement of the Option exercise price (or, except in the case of an ISO, of a formula or method by which the exercise price shall be then or thereafter objectively determinable) which shall be determined and fixed by the Committee in its discretion at the time of grant, provided that, in the case of an ISO, the exercise price shall not be less than 100% of the Fair Market Value of the optioned Common Shares on the date the ISO is granted (or 110%, if the ISO is granted to a more than 10% shareholder per (6) below).

          (3) Term.

               (A) ISOs. Subject to earlier termination as provided in Subsection 6(e) below, the term of each ISO shall be not more than 10 years (5 years in the case of a more than 10% shareholder as provided in (6) below) from the date of grant.

               (B) NQSOs. The term of each NQSO shall be not more than 15 years from the date of grant.

          (4) Exercise.

               (A) General. Options shall be exercisable in such installments and on such dates, commencing not less than 6 months and 1 day from the date of grant (but, in the case of ISOs, not less than 12 months from the date of grant), as the Committee


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          may specify, provided that:

                    (i) in the case of new  Options  granted  to an  Awardee  in replacement for options (whether granted under the Plan or otherwise) held by the Awardee, the new Options may be made exercisable, if so determined by the Committee, in its discretion, at the earliest date the replaced options were exercisable; and

                    (ii) the Committee may  accelerate  the exercise date of any
               outstanding   Options  in  its  discretion,   if  it  deems  such
               acceleration to be desirable.

               Any Common Shares, the right to the purchase of which has accrued under an Option, may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of Common Shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares. Only full shares shall be issued under the Plan and, if any fractional share would otherwise be issuable upon the exercise of an Option granted hereunder, the number of Common Shares issuable upon such exercise shall be rounded to the nearest whole share and the unexercised portion of such Option adjusted accordingly provided that in no event shall the total number of Common Shares issuable upon the full exercise of an Option exceed the number so specified for such Option under Section 6(b)(1) hereof.

               (B) Manner of Payment. The Option price shall be payable:

                    (i) in cash or its equivalent;

                    (ii) in the case of an ISO, if the Committee in its discretion causes the Agreement so to provide and, in the case of a NQSO, if the Committee in its discretion so determines at or prior to the time of exercise, in Common Shares previously acquired by the Awardee, provided that if such shares were acquired through the exercise of an ISO and are used to pay the Option exercise price of an ISO, such shares have been held by the Awardee for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or if such Common Shares were acquired through exercise of an NQSO or of an option under a similar plan or through exercise of an ISO and are used to pay the Option exercise price of an NQSO, such shares have been held by the Awardee for a period of more than 12 months on the date of exercise; or

                    (iii) in the discretion of the Committee, in any combination of (i) and (ii) above.



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

                    In the event such Option exercise price is paid, in whole or in part, with Common Shares, the portion of the Option exercise price so paid shall equal the Fair Market Value on the date of exercise of the Option of the Common Shares surrendered in payment of such Option exercise price.

          (5) Rights as a Shareholder. An Awardee shall have no rights as a shareholder with respect to any shares covered by his or her Option until the issuance of a stock certificate to him or her for such shares.

          (6) Ten Percent Shareholder. If an Awardee owns more than 10% of the total combined voting power of all shares of stock of the Company or of a Subsidiary or Parent at the time an ISO is granted to such Awardee, the Option exercise price for the ISO shall be not less than 110% of the Fair Market Value of the optioned Common Shares on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years after the date the ISO is granted. The conditions set forth in this Subsection (6) shall not apply to NQSOs.

     (c) Performance Shares. The Committee may from time to time cause the Company to grant pursuant to the Plan Awards of Common Shares to Employees, subject to such restrictions, conditions and other terms as the Committee may determine ("Performance Shares").

          (1) Restrictions. At the time a grant of Performance Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Performance Shares. Each grant of Performance Shares may be subject to a different Restricted Period. The Committee may, at the time a grant is made, prescribe restrictions in addition to the expiration of the Restricted Period, including the performance of corporate and/or individual performance objectives, which shall be applicable to all or any portion of the Performance Shares. Performance objectives may be based on achieving a certain level of total revenue, earnings, earnings per share or return on equity of the Company and its Subsidiaries and Affiliates, or on the extent of changes in such criteria. None of the Performance Shares may be sold, transferred, assigned, pledged or otherwise encumbered or transferred during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Performance Shares.

          (2) Certificates. The Company shall issue, in the name of each Awardee to whom Performance Shares have been granted, certificates representing the total number of Performance Shares granted to the Awardee, as soon as reasonably practicable after the grant. The Company, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the recipient's benefit until such time as the Performance Shares are forfeited to the Company or the restrictions lapse. Each such certificate shall bear the following legend, in addition to such other legends as counsel to the Corporation may require:



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

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS UNDER THE MIM CORPORATION 1996 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED EFFECTIVE MARCH 1, 1999, AND UNDER A PERFORMANCE SHARES AGREEMENT WITH THE CORPORATION. NO INTEREST IN THE SHARES REPRESENTED HEREBY MAY BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SUCH PLAN AND AGREEMENT.

          (3) Rights of Awardee. Holders of Performance Shares shall have the right to vote such Performance Shares and the right to receive any distributions of regular cash dividends with respect to such shares, provided that all distributions made with respect to Performance Shares as a result of any split, distribution or combination of Performance Shares or other similar transaction shall be subject to the restrictions of this Subsection 6(c).

          (4) Forfeiture. Subject to the provisions of Section 8, Performance Shares granted pursuant to the Plan shall be forfeited to the Company if the Awardee terminates Employment with the Company or its Subsidiaries or Affiliates prior to the expiration or termination of the Restricted Period and/or the satisfaction of any other conditions applicable to such Performance Shares. Upon such forfeiture, the Performance Shares that are forfeited shall be available for subsequent Awards under the Plan.

          (5) Delivery of Performance Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Performance Shares shall lapse and a certificate for the number of Common Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Awardee.

     (d) Performance Units. The Committee may from time to time grant Awards to Employees under the Plan representing the right to receive in cash an amount determined by reference to certain performance measurements, subject to such restrictions, conditions and other terms as the Committee may determine ("Performance Units").

          (1) Awards. The Agreement covering Performance Units shall specify Performance Objectives (as defined in Subsection 6(d)(2), a Performance Period (as defined in Subsection 6(d)(3)) and a value for each Performance Unit or a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). Performance Units granted to an Awardee shall be credited to an account (a "Performance Unit Account") established and maintained for such Awardee.

          (2) Performance Objectives. With respect to each Award of Performance Units, the Committee shall specify performance objectives, including corporate and/or individual performance objectives, which must be satisfied in order for the Awardee to be entitled to payment with respect to such Performance Units ("Performance Objectives"). Performance Objectives may be based on achieving a certain level of total revenue, earnings, earnings per share or return on equity of the Company and its Subsidiaries and Affiliates, or on the extent of changes in such criteria. Different Performance Objectives may be established for different Awards of Performance Units, and an Awardee may be granted more than one Award of Performance Units at the same time.

          (3) Performance Period. The Committee shall determine a period of time (the "Performance Period") during which the Performance Objectives must be satisfied in order for the Awardee to be entitled to payment of Performance Units granted to such Awardee. Different Performance Periods may be established for different Awards of Performance Units. Performance Periods may run consecutively or concurrently.

          (4) Payment for Performance Units. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved. As soon as reasonably practicable after such determination, or at such later date or in such installments as the Committee shall determine at the time of grant, the Company shall pay to the Awardee an amount equal to the Ending Value of each Performance Unit as to which the Performance Objectives have been satisfied ; provided, however, that in no event shall an Awardee receive an amount in excess of $1,000,000 in respect of Performance Units for any given year.

     (e) Termination of Employment. If an Awardee's employment as an Employee or with the Company and Subsidiaries and, except in the case of ISOs, other Affiliates ("Employment") is terminated for any reason, any Award granted to such Awardee and outstanding at the date of termination shall be exercisable, vested or payable on and after such date only to the extent and at the times specified in the applicable Agreement, provided that, in the case of an ISO, such Agreement shall comply with the requirements of section 422 of the Code.

     (f) Agreements. Awards granted under the Plan shall be evidenced by written documents ("Agreements") in such form as the Committee shall, from time to time, approve, which Agreements shall contain such provisions, not inconsistent with the provisions of the Plan and, in the case of an ISO, section 422(b) of the Code, as the Committee shall deem advisable, and which Agreements, in the case of any Option, shall specify whether an Option is an ISO or NQSO; provided, however, if an Option is not designated in the Agreement as an ISO or NQSO, the Option shall constitute an ISO if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute an NQSO. Each Awardee shall enter into, and be bound by, the terms of the Agreement.


                         SECTION 7 - Capital Adjustments

     The  number  of  shares  which  may be  issued  under the Plan as stated in
Section 4 hereof, and the number of shares issuable upon exercise of outstanding Stock Awards under the Plan (as well as the Option exercise price per share under outstanding Options) shall, subject to the provisions of section 424(a) of the Code, be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.



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

     In the  event of a  corporate  transaction  as that  term is  described  in section 424(a) of the Code and the Treasury Regulations issued thereunder (a "Corporate Transaction") (as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor corporation; provided, however, that, in the event of a proposed Corporate Transaction, the Committee may terminate all or a portion of the outstanding Awards if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Awards, the Committee shall give each Awardee holding an Option to be terminated not less than ten days' notice prior to any such termination by reason of such a Corporate Transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to and including the date immediately preceding such termination. Further, as provided in Section 6(b)(4)(A)(ii) hereof, the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

     The Committee also may, in its discretion, change the terms of any outstanding Option to reflect any such Corporate Transaction, provided that, in the case of ISOs, such change is excluded from the definition of a "modification" under section 424(h) of the Code.


                          SECTION 8 - Change in Control

     Subject to the term and other provisions of the applicable Agreement, all of an Awardee's Awards shall become fully exercisable (in the case of Options), vested (in the case of Performance Shares) and payable (in the case of Performance Units, at the maximum Ending Value provided in the applicable Agreement (subject to the limitation contained in Subsection 6(d)(4))) in the event that (a) a Change in Control of the Company occurs after June 30, 1996 and
(b) such Awardee's Employment is terminated under circumstances specified in the applicable Agreement within one year following such Change in Control. A "Change in Control" shall be deemed to have taken place only upon the occurrence of one or more of the following: (i) a "person" or "group" within the meaning of sections 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the "Exchange Act") other than the Executive, becomes the "beneficial owner" (within the meaning of Rule l3d-3 under the Exchange Act) of securities of the Company (including options, warrants, rights and convertible and exchangeable securities) representing 30% or more of the combined voting power of the Company's then outstanding securities in any one or more transactions unless approved by at least two-thirds of the Board of Directors then serving at that time; provided, however, that purchases by employee benefit plans of the Company and by the Company or its Affiliates shall be disregarded; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the operating assets of the Company; or (iii) a merger or consolidation, or a transaction having a similar effect, where (A) the Company is not the surviving corporation, (B) the majority of the common stock of the Company is no longer held by the stockholders of the Company immediately prior to the transaction, or (C) the Company's common stock is converted into cash, securities or other property (other than the common stock of a company into which the Company is merged), unless such merger, consolidation or similar transaction is with a subsidiary of the Company or with another company, a majority of whose outstanding capital stock is owned by the same persons or entities who own a majority of the Company's common stock at such time; or (iv) at any annual or special meeting of stockholders of the Company at which a quorum is present (or any adjournments or postponements thereof), or by written consent in lieu thereof, directors (each a "New Director" and collectively the "New Directors") then constituting a majority of the Company's Board of Directors shall be duly elected to serve as New Directors and such New Directors shall have been elected by stockholders of the Company who shall be an (I) "Adverse Person(s)"; (II) "Acquiring Person(s)"; or (III) "40% Person(s)" (as each of the terms set forth in (I), (II), and (III) hereof are defined in that certain Rights Agreement, dated November 24, 1998, between the Company and American Stock Transfer & Trust Company, as Rights Agent). The Company shall give appropriate advance notice to all Awardees of Options under the Plan of a pending Change in Control so as to permit such Awardees the opportunity to exercise such Options prior to the Change in Control.


             SECTION 9 - Amendment or Discontinuance of the Plan

     At any time and from time to time, the Board may suspend or terminate the Plan or amend it, and the Committee may amend any outstanding Award, in any respect whatsoever, except that the following amendments shall require the approval by the affirmative votes of holders of at least a majority of the shares present, or represented, and entitled to vote at a duly held meeting of stockholders of the Company:

     (a) with respect to ISOs, any amendment which would:

          (1) change the class of employees eligible to participate in the Plan;

          (2) except as permitted under Section 7 hereof, increase the maximum number of Common Shares with respect to which ISOs may be granted under the Plan; or

          (3) extend the duration of the Plan under Section 10 hereof with respect to any ISOs granted hereunder; and

     (b) any amendment which would require shareholder approval pursuant to Treas. Reg. ss. 1.162-27(e)(4), or any successor thereto.

     The foregoing notwithstanding, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Award without the consent of such holder.


                        SECTION 10 - Termination of Plan

     Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on May 22, 2006, which date is the day immediately prior to 10 years after the date the Plan was adopted by the Board, and no Awards hereunder shall be granted thereafter. Nothing contained in this Section 10, however, shall terminate or affect the continued existence of rights created under Awards issued hereunder and outstanding on May 22, 2006 which by their terms extend beyond such date.


                        SECTION 11 - Shareholder Approval

     This Plan became effective on May 23, 1996.


                           SECTION 12 - Miscellaneous

     (a) Governing Law. The Plan, and the Agreements entered into, and the Awards granted thereunder, shall be governed by the applicable Code provisions. Otherwise, the operation of, and the rights of Awardees under, the Plan, the Agreements, and the Awards shall be governed by applicable federal law and otherwise by the laws of the State of Delaware.

     (b) Rights. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any individual any right to be granted an Award, or any other right hereunder, unless and until the Committee shall have granted such individual an Award, and then his or her rights shall be only such as are provided by the Plan and the Award Agreement.

     Any Stock Award under the Plan shall not entitle the holder thereof to any rights as a shareholder of the Company prior to the issuance of the shares pursuant thereto. Further, no provision of the Plan or any Agreement with an Awardee shall limit the Company's right, in its discretion, to retire such person at any time pursuant to its retirement rules or otherwise to terminate his or her Employment at any time for any reason whatsoever.

     (c) No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Awardee to exercise such Option.

     (d) Non-Transferability. No Award shall be assignable or transferable by the Awardee otherwise than by will or by the laws of descent and distribution, and during the lifetime of such person, any Options shall be exercisable only by him or her or by his or her guardian or legal representative. If an Awardee is married at the time of exercise of an Option or vesting of Performance Shares and if the Awardee so requests at the time of exercise or vesting, the certificate or certificates issued shall be registered in the name of the Awardee and the Awardee's spouse, jointly, with right of survivorship.

     (e) Withholding and Use of Shares to Satisfy Tax Obligations. The obligation of the Company to deliver Common Shares or pay cash to an Awardee pursuant to any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements.

     In connection with an Award in the form of Common Shares subject to the withholding requirements of applicable federal tax laws, the Committee, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Committee), may permit the Awardee to satisfy the minimum required federal, state and local withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) Common Shares, which shares shall be valued, for this purpose, at their Fair Market Value on the date of exercise of the Option or vesting of Performance Shares (or if later, the date on which the Awardee recognizes ordinary income with respect to such exercise or vesting) (the "Determination Date"). An election to use Common Shares to satisfy tax withholding requirements must be made in compliance with and subject to the Withholding Rules. The Company may not withhold shares in excess of the number necessary to satisfy the minimum required federal, state and local income tax withholding requirements. In the event Common Shares acquired under the exercise of an ISO are used to satisfy such withholding requirement, such Common Shares must have been held by the Awardee for a period of not less than the holding period described in section 422(a)(1) of the Code on the Determination Date, or if such Common Shares were acquired through exercise of an NQSO or of an option under a similar plan, such option must have been granted to the Awardee at least six months prior to the Determination Date.

     (f) Listing and Registration of Shares. Each Stock Award shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or vesting of shares thereunder, or that action by the Company or by the Awardee should be taken in order to obtain an exemption from any such requirement, no such Stock Award may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Awardee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that shares acquired pursuant to a Stock Award are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.



                                     ***

      IN WITNESS WHEREOF, MIM Corporation has caused these presents to be duly executed, under seal, this 1st day of December, 1998.


                                    MIM Corporation


                                    By:   /s/ Barry A. Posner
                                        -----------------------------------
                                          Name:   Barry A. Posner
                                          Title:  Vice President and
                                                  General Counsel